LEGG MASON PARTNERS EQUITY TRUST

NOVEMBER 5, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON CLEARBRIDGE FUNDAMENTAL ALL CAP VALUE FUND

DATED MARCH 1, 2010

AND

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON CLEARBRIDGE FUNDAMENTAL ALL CAP VALUE FUND

DATED JANUARY 28, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 28, 2010, as supplemented on March 1, 2010, March 12, 2010, March 19, 2010, May 21, 2010 and November 5, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 28, 2010, as supplemented on March 1, 2010, March 12, 2010, May 21, 2010 and June 10, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

The following is added to the end of the section labeled “Performance” in the fund’s Summary Prospectus:

Effective November 5, 2010 the fund will change its performance benchmark from the Russell 3000 Index to the Russell 3000 Value Index.

Prospectus

The following is added to the end of the section labeled “Performance” in the fund’s Prospectus:

Effective November 5, 2010 the fund will change its performance benchmark from the Russell 3000 Index to the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Management believes the Russell 3000 Value Index is a more appropriate benchmark for the fund because it is the most common benchmark for all-cap value and multi-cap value investment strategies and as a result will provide shareholders with a better tool for assessing the fund’s success relative to its investment objectives and comparable funds.

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